FCPT Announces Second Quarter 2021 Financial and Operating Results MILL VALLEY, CA – August 4, 2021 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and six months ended June 30, 2021. Management Comments “Our portfolio continued to perform well in the second quarter with strong collections and many of our tenants experiencing sales in excess of 2019 pre-pandemic levels,” said CEO Bill Lenehan. “Our acquisition volume has increased as the year has progressed, and we expect that momentum to continue in the second half of the year. We maintained our discipline of acquiring strong net-lease properties with creditworthy tenants and great brands, and have enhanced the diversity of the FCPT portfolio with the acquisition of a number of non-restaurant properties in the quarter.” Mr. Lenehan added, “FCPT further strengthened its balance sheet in June by extending our $650 million credit facility for four additional years at a lower cost with a high-quality bank group.” Rent Collection Update As of June 30, 2021, the Company has received rent payments representing 99.8% of its portfolio contractual base rent for the quarter ending June 30, 2021. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the second quarter increased 11% over the prior year to $42.2 million. Rental revenue consisted of $40.9 million in cash rents and $1.2 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $20.1 million for the second quarter, or $0.26 per diluted share. These results compare to net income attributable to common shareholders of $18.5 million for the same quarter in the prior year, or $0.26 per diluted share. • Net income attributable to common shareholders was $40.7 million for the six months ended June 30, 2021, or $0.53 per diluted share. These results compare to net income attributed to common shareholders of $37.7 million for the same six-month period in 2020, or $0.54 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the second quarter was $0.37, representing a $0.01 per share increase compared to the same quarter in 2020. • NAREIT-defined FFO per diluted share for the six months ended June 30, 2021 was $0.75, representing a $0.01 per share increase compared to the same six-month period in 2020. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the second quarter was $0.38, representing a $0.04 per share increase compared to the same quarter in 2020. • AFFO per diluted share for the six months ended June 30, 2021 was $0.76, representing $0.06 per share increase compared to the same six-month period in 2020. General and Administrative (G&A) Expense

• G&A expense for the second quarter was $4.5 million, which included $0.9 million of stock-based compensation. These results compare to G&A expense in the second quarter of 2020 of $3.7 million, including $0.8 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the six months ended June 30, 2021 was $7.0 million, representing 8.6% of cash rental income for the quarter, compared to 8.4% in the same six-month period in2020. Dividends • FCPT declared a dividend of $0.3175 per common share for the second quarter of 2021. Portfolio Activities Acquisitions • During the second quarter of 2021, FCPT acquired 23 properties for a combined purchase price of $45.6 million at an initial weighted average cash yield of 6.9% and a weighted average remaining lease term of 6.6 years. Liquidity and Capital Markets Capital Raising • During the second quarter, FCPT did not utilize its At-The-Market (ATM) stock program. Liquidity • At June 30, 2021, FCPT had approximately $277.1 million of available liquidity including $27.1 million of cash and cash equivalents and $250 million of undrawn credit line capacity. Credit Facility and Unsecured Notes • As announced on June 4, 2021, FCPT recently entered into a Second Amended and Restated Credit and Term Loan Agreement to amend and extend FCPT’s existing $650 million revolving credit facility. The agreement provides a $250 million revolving credit facility, maturing in November 2025, and a term loan facility of $400 million with laddered maturities from 2023 through 2026. Borrowings under the amended revolving facility are priced 20 basis points lower than under the prior agreement, at LIBOR plus 125 basis points, and the term loans bear interest at LIBOR plus 125 basis points. • As previously announced, FCPT issued $100 million of senior unsecured notes in the second quarter, consisting of $50 million of notes with a ten-year maturity and priced at a fixed interest rate of 2.99%, and $50 million of notes with a nine-year maturity and priced at a fixed interest rate of 2.74%. • At June 30, 2021, FCPT had $850 million of outstanding debt, consisting of $400 million of term loans and $450 million of unsecured fixed rate notes and no outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.6x at quarter-end. Real Estate Portfolio • As of June 30, 2021, the Company’s rental portfolio consisted of 833 properties located in 46 states. The properties are 99.7% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 9.7 years.

Conference Call Information Company management will host a conference call and audio webcast on Thursday, August 5 at 1:00 p.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Live webcast: https://services.choruscall.com/links/fcpt210805.html In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10158901/eb75781257 and enter in their contact information. Replay: Available through November 5, 2021 by dialing 1-877-344-7529 (domestic) / 1-412-317-0088 (international), Replay Access Code 10158901. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Second Quarter 2021 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2021 2020 2021 2020 Revenues: Rental revenue 42,162$ 38,034$ 83,677$ 75,759$ Restaurant revenue 7,110 2,895 12,341 7,599 Total revenues 49,272 40,929 96,018 83,358 Operating expenses: General and administrative 4,465 3,719 9,228 7,560 Depreciation and amortization 8,388 7,093 16,624 14,148 Property expenses 1,202 1,066 2,204 1,701 Restaurant expenses 6,589 3,310 11,448 7,812 Total operating expenses 20,644 15,188 39,504 31,221 Interest expense (8,384) (7,319) (16,017) (14,322) Other income, net 7 162 8 166 Realized gain on sale, net - - 431 - Income tax expense (71) (64) (134) (125) Net income 20,180 18,520 40,802 37,856 Net income attributable to noncontrolling interest (42) (54) (85) (125) Net Income Attributable to Common Shareholders 20,138$ 18,466$ 40,717$ 37,731$ Basic net income per share 0.26$ 0.26$ 0.54$ 0.54$ Diluted net income per share 0.26$ 0.26$ 0.53$ 0.54$ Regular dividends declared per share 0.3175$ 0.3050$ 0.6350$ 0.6100$ Weighted-average shares outstanding: Basic 76,058,812 70,261,189 76,014,595 70,137,490 Diluted 76,167,465 70,370,769 76,147,769 70,288,408 Six Months Ended June 30,Three Months Ended June 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) June 30, 2021 (unaudited) December 31, 2020 Real estate investments: Land 871,729$ 827,502$ Buildings, equipment and improvements 1,361,765 1,327,641 Total real estate investments 2,233,494 2,155,143 Less: Accumulated depreciation (669,644) (657,621) Total real estate investments, net 1,563,850 1,497,522 Intangible lease assets, net 96,909 96,291 Total real estate investments and intangible lease assets, net 1,660,759 1,593,813 Real estate held for sale - 2,763 Cash and cash equivalents 27,096 11,064 Straight-line rent adjustment 51,610 47,938 Derivative assets 1,465 762 Other assets 12,360 11,839 Total Assets 1,753,290$ 1,668,179$ Liabilities: Long-term debt ($850,000 and $760,000 principal, respectively) 840,706$ 753,878$ Dividends payable 24,157 24,058 Rent received in advance 10,456 11,926 Derivative liabilities 12,958 18,717 Other liabilities 15,690 15,099 Total liabilities 903,967 823,678 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 76,202,401 and 75,874,966 shares issued and outstanding, respectively 8 8 Additional paid-in capital 844,334 840,455 Accumulated other comprehensive (loss) income (17,134) (25,695) Noncontrolling interest 3,063 3,061 Retained earnings 19,052 26,672 Total equity 849,323 844,501 Total Liabilities and Equity 1,753,290$ 1,668,179$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2021 2020 2021 2020 Funds from operations (FFO): Net income 20,180$ 18,520$ 40,802$ 37,856$ Depreciation and amortization 8,367 7,075 16,582 14,113 Realized gain on sales of real estate - - (431) - FFO (as defined by NAREIT) 28,547$ 25,595$ 56,953$ 51,969$ Straight-line rental revenue (1,785) (2,109) (3,796) (4,270) Recognized rental revenue abated (1) - (1,372) - (1,372) Stock-based compensation 876 797 2,247 1,628 Non-cash amortization of deferred financing costs 890 534 1,433 1,046 Other non-cash interest income (expense) - (1) - (2) Non-real estate investment depreciation 21 18 42 35 Other non-cash revenue adjustments 548 202 1,054 387 Adjusted Funds from Operations (AFFO) 29,097$ 23,664$ 57,933$ 49,421$ Fully diluted shares outstanding (2) 76,326,857 70,575,161 76,307,121 70,518,676 FFO per diluted share 0.37$ 0.36$ 0.75$ 0.74$ AFFO per diluted share 0.38$ 0.34$ 0.76$ 0.70$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest. reduction to rental revenue over the future lease term. rent in the current period. For the second quarter of 2020, this amount was recorded in rental revenue and accounts receivable. When the related amendments were signed, the accounts receivable balance equal to the abated rental payment was recognized as a lease incentive and amortized as a Three Months Ended June 30, Six Months Ended June 30, (1) Amount represents base rent that the Company believed it would abate as a result of lease amendments. GAAP requires revenue recognition for the abated